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                                                                    EXHIBIT 23.5

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 22, 1993, included in Oakwood Homes Corporation's Annual Report on Form 10-K for the year ended September 30, 1995.


William O. Pifer, C.P.A., P.C.
Moultrie, Georgia
February 13, 1996